UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 6, 2024

PB Bankshares, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-40612	86-3947794
(State or Other Jurisdiction)	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification No.)

185 East Lincoln Highway, Coatesville, Pennsylvania		19320
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (610) 384-8282

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	PBBK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events
On May 6, 2024, PB Bankshares, Inc. (the “Company”) announced that it has completed the first stock repurchase program adopted in August 2022. Under the plan, the Company repurchased 277,725 shares, or approximately 10%, of its then outstanding common stock. The shares were repurchased by the Company at an average price of approximately $13.03 per share. In addition, the Company also announced that it has adopted a second stock repurchase program for up to approximately 5% of its outstanding common stock, or 130,382 shares of its common stock.
Shares may be repurchased in open market or private transactions, through block trades, or pursuant to any trading plan that may be adopted in accordance with Rule 10b5-1 of the Securities and Exchange Commission.  The repurchase program has no expiration date.

Repurchases will be made at management’s discretion at prices management considers to be attractive and in the best interests of both the Company and its stockholders, subject to the availability of stock, general market conditions, the trading price of the stock, alternative uses for capital, and the Company’s financial performance.  Open market purchases will be subject to the limitations set forth in Rule 10b-18 of the Securities and Exchange Commission and other applicable legal requirements.

The timing and amount of share repurchases under the repurchase program may be suspended, terminated or modified by the Company at any time for any reason, including market conditions, the cost of repurchasing shares, the availability of alternative investment opportunities, liquidity, and other factors deemed appropriate. These factors may also affect the timing and amount of share repurchases. The Company is not obligated to repurchase any particular number of shares or any shares in any specific time period.
A copy of the press release announcing the second stock repurchase program is included as exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(a)	Financial statements of businesses acquired. None.

(b)	Pro forma financial information. None.

(c)	Shell company transactions: None.

(d)	Exhibits.
	99.1	Press release dated May 6, 2024
	104	Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PB BANKSHARES, INC.

DATE: May 6, 2024	By:	/s/ Lindsay S. Bixler
Lindsay S. Bixler
Executive Vice President and Chief Financial Officer